THE LAZARD FUNDS, INC.

Lazard US Realty Equity Portfolio

Supplement to Current Summary Prospectus and Prospectus

By supplements dated October 25, 2019 and November 22, 2019, it was announced that the Board of Directors (the "Board") of Lazard US Realty Equity Portfolio (the "Portfolio") had approved temporary postponement of liquidation of the Portfolio.

In light of other potential options that are being pursued for the Portfolio other than liquidation, the Board has approved, subject to certain conditions, a further postponement of the liquidation of the Portfolio. The Board expects additional disclosures about the Portfolio to be made during the first quarter of 2020.

Dated: January 27, 2020